SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS

This Settlement Agreement and Release of Claims ("Agreement") is made and entered into by and between George A. Sharp ("Sharp”) on the one hand, and Yasheng Eco-Trade Corporation, a Delaware corporation ("Yasheng"), on the other hand, as of June 2, 2010.  All of the parties are collectively referred to as “Parties.”

PURPOSE

Sharp and Yasheng enter into this Agreement for the purpose of resolving all disputes currently between and among them. All Parties to this Agreement explicitly understand and agree that this Agreement is made solely to end disputes and bring peace between the parties. No party to this Agreement admits any wrongdoing.

RECITALS

This Agreement is made with respect to the following facts:

A.	On or about October 19, 2009, Sharp filed a Complaint in the San Diego Superior Court, Case No. 37-2009-00100574-CU-MC-CTL against Yasheng and 50 fictitiously named defendants (the "Case");

B.	Sharp subsequently amended the Complaint to name Yossi Attia and Darren Dunckel as fictitiously named Defendants;

C.	On or about December 29,2009, Sharp filed a First Amended Complaint in the Case;

D.	On or about January 15, 2010, the Court in the San Diego Superior Court granted the motion of Yasheng and Yossi Attia to transfer the Case to the Los Angeles Superior Court;

E.	The Case was assigned Case Number BC434061 in the Los Angeles Superior Court on or about March 24,2010 (the "Action");

F.	On or about May 7, 2010 a default was entered against Yasheng Eco-Trade Corporation in the Action;

G.	On or about May 10, 2010 a default was entered against Yossi Attia in the Action;

H.	On or about May 14, 2010 a motion to set aside the defaults was filed on behalf of Yasheng and Yossi Attia;

I.	On or about May 17, 2010, the Court in the Los Angeles Superior Court granted the motion of Yasheng and Yossi Attia to reclassify the Action as a Limited Jurisdiction case;

J.
 The parties hereto, in entering into this Agreement, desire to fully and finally resolve the Action, and terminate and cancel all relationships, controversies, claims, debts, obligations and matters of whatever nature existing between them, or which may heretofore have arisen between the Parties, except as created by this Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the following terms and conditions, each of the Parties hereby agrees as follows:

1.	Recitals are Part of the Agreement.

The foregoing Recitals are incorporated herein by this reference.

2.	Settlement Funds.

The Parties agree to settle this action for the payment of $25,000 (Twenty Five Thousand Dollars) by Yasheng to Sharp to be paid on or before June 3, 2010. Time is of the essence with respect to the payment called for in this agreement. The payment shall be delivered in certified funds or by a check written on the Client Trust Account of Law Offices of Michael Goch, A Professional Corporation, and made payable to the Law Offices of David J. Harter Client Trust Account and shall be delivered on or before the due date to 13681 Newport Ave., Suite 8-608, Tustin, CA 92780 or by wire transfer to the Law Offices of David J. Harter Client Trust Account, Bank of the West, 701 E. First St., Tustin, CA 92780, Routing No. 122242843, Account No. 656011350 with funds to be received on or before the due date.

3.	Dismissal.

Upon receipt of timely payment of the settlement funds called for in paragraph 2 above, Sharp shall provide the Law Offices of Michael Goch, A Professional Corporation with an executed Request for Dismissal with prejudice of the Action in the form attached hereto as Appendix 1. Law Offices of Michael Goch, A Professional Corporation shall file the Request for Dismissal.

4.	Agreement of Sharp to Refrain From Conduct.

Contingent upon receipt of the settlement funds called for in paragraph 2, Sharp agrees to the following:

(a)
Sharp will cease and desist from contacting shareholders and former shareholders of Yasheng about anything related to Yasheng’s business, its present or former officers and directors or his dealings with Yasheng;

(b)	Sharp will cease and desist from encouraging shareholders and former shareholders of Yasheng to bring claims against Yasheng and/or its present or former officers or directors.

(c)
Sharp will not institute or cause to be instituted through his counsel (though not counsel of record in this matter), David J. Harter, or any other attorney, any further actions against Yasheng and/or its present or former officers or directors.

(d)
Sharp shall shut down all of his websites concerning Yasheng, including without limitation http://yashengetc.blgspot.com/  and will not directly or indirectly cause to be created any further websites concerning Yasheng and/or its present or former officers or directors.

(e)
Sharp will cease and desist from communicating directly or indirectly with the general public, including without limitation, shareholders and former shareholders of Yasheng concerning Yasheng or its present or former officers or directors.

5.	Non-Disparagement Covenant.

Upon confirmation of receipt of funds into the trust account, the Parties agree that except as required by law, they shall each refrain from all conduct, verbal or otherwise, which disparages or damages or could disparage or otherwise damage the reputation, goodwill, good standing, or employment of the other party.

6.	Restriction on Press Release,

Upon confirmation of receipt of funds into the trust account, the Parties agree not to make any public statement, press release or announcement related to this settlement except for a statement that has been agreed to by all Parties.

7.	Confidentiality/Non-Disclosure Agreement.

Upon confirmation of receipt of funds into the trust account, the Parties agree that the terms of this Agreement are to be maintained in the strictest confidence, except as may be required by law or necessary for purposes of accounting. Should anyone inquire as to the outcome of this litigation, the Parties to this agreement shall use words to the effect of "The case was settled and/or resolved." Notwithstanding the forgoing, nothing shall prevent any Yasheng from disclosing information as required in SEC filings, by providing the following information in its SEC filings:

Item 8.01                      Other Events

On October 19, 2009, George A. Sharp (“Sharp”) filed a Complaint in the San Diego Superior Court, Case No. 37-2009-00100574-CU-MC-CTL (the “Case”) against Yasheng Eco-Trade Corporation (the “Company”).  On December 29, 2009, Sharp filed a First Amended Complaint in the Case.  On January 15, 2010, the Court in the San Diego Superior Court granted the motion of the Company to transfer the Case to the Los Angeles Superior Court.  The Case was assigned Case Number BC434061 in the Los Angeles Superior Court on or about March 24, 2010.

On June 2, 2010, the Company entered into a settlement agreement and release of claims (the “Agreement”) with Sharp for the purpose of resolving the Case.  Under the terms of the Agreement, the parties agreed to settle the action pursuant to which the Company will pay Sharp $25,000 (the “Funds”) on or before June 3, 2010.  Upon receipt of the Funds, Sharp will provide an executed Request for Dismissal with prejudice.  Additionally, Sharp has agreed to cease and desist from contacting shareholders of the Company and communicating in any manner regarding the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	Settlement Agreement and Release of Claims by and between Yasheng Eco-Trade Corporation and George A. Sharp, dated June 2, 2010

8.	Release of All Claims by Sharp.

Upon confirmation of receipt of funds into the trust account this release shall take effect. With the exception of the obligations of the Parties hereunder, Sharp does hereby fully, finally, and forever release and discharge Yasheng, and its present and former officers and directors from any and all claims, damages, debts, liabilities, demands, obligations, costs, attorneys' fees, expenses, compensation, actions or causes of action, of every nature, character and description, whether known or unknown, which he now owns or holds, or at any time prior to the latest date of execution of this Agreement has owned or held including, without limitation, those stated in, arising from, related to, raised or which could have been raised in connection with the Case and/or the Action.

9.	Release of All Claims by Defendants.

With the exception of the obligations of Sharp hereunder, Yasheng, for itself and its present and former officers and directors, does hereby fully, finally, and forever release and discharge Sharp from any and all claims, damages, debts, liabilities, demands, obligations, costs, attorneys' fees, expenses, compensation, actions or causes of action, of every nature, character and description, whether known or unknown, which they now own or hold, or at any time prior to the latest date of execution of this Agreement has owned or held including, without limitation, those stated in, arising from, related to, raised or which could have been raised in connection with the Case and/or the Action.

10.	Parties Acknowledge Releases Waive Provisions of Civil Code § 1542.

In furtherance of the releases provided in this agreement, the Parties each recognize that the releases set forth herein are general releases and are intended to encompass all known and unknown, foreseen and unforeseen, claims which each has or may have against the other. Accordingly, each of the Parties to this Agreement hereby expressly waives and relinquishes any and all rights and benefits which he or it may have under section 1542 of the Civil Code of the State of California, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Each of the Parties to this Agreement acknowledges that he or it may hereafter discover facts different from, or in addition to those that he or it now knows, believes or suspects to be true with respect to the claims, debts, liabilities, demands, obligations, costs, attorneys' fees, expenses, compensation, actions and causes of action which are the subject of these releases. Nevertheless, each of the Parties to this Agreement, hereby expressly agrees to assume the risk of the possible discovery of additional or different facts and agrees that the releases shall be and remain effective in all respects regardless of the discovery of such additional or different facts.

11.	No Admission of Liability.

It is agreed and understood that the Parties deny all allegations of liability and have agreed to resolve this matter solely for the purposes of compromising and settling their dispute. Such compromise and settlement does not constitute an admission of any party of the truth or validity of matters in controversy, nor shall it be construed as such.

12.	Liquidated Damages and Right to Injunctive Relief for Violations of Agreement.

Each of the Parties agrees that the damages from the breach of any of the terms of this Agreement would be impossible or extremely difficult to ascertain. The Parties agree that liquidated damages in the amount of $25,000 and issuance of a temporary restraining order, preliminary injunction and/or permanent injunction would be necessary, proper, fair and equitable.

Notwithstanding any of the other provisions of this agreement, in the event Yossi Attia or Darren Dunckel make any public statements about Mr. Sharp, the Action, or the settlement of the Action, Sharp shall be relieved of his obligations under paragraph 4(d), 4(e), 5, 6 and 7 of this agreement and shall not be liable for any liquidated damages nor shall Yasheng be entitled to obtain any injunctive relief.

13.	No Third Party Beneficiaries.

This Agreement is entered into solely for the benefit of the parties, and their representatives as set forth in the mutual releases and non-disparagement provisions of this Agreement, and there are no intended or unintended beneficiaries.

14.	Entire Agreement.

This Agreement contains the entire understanding between the parties concerning the subject matter it contains. There are no representations, agreements, arrangements, or understandings, oral or written, among the parties relating to the subject matter of this Agreement, which are not fully expressed herein. This Agreement supersedes all prior negotiations, representations or agreements, either written or oral.

15.	Joint Preparation.

This Agreement is the product of bargained-for, arms-length negotiation between the Parties and shall not be construed for or against anyone party in the event of any uncertainty and/or ambiguity. This document is drafted, prepared and created by all the parties collectively and shall not be construed in favor of, or against, any party.

16.	Attorney's Fees and Costs.

Each party to this Agreement shall bear his own costs and attorney's fees in connection with the Action and this settlement. In the event that an action is brought to enforce the terms of this Agreement, the prevailing party or parties shall be entitled to recover attorneys' fees and costs as may be set by the Court in such proceeding.

17.	Waivers, Modification, Amendment, Severability.

The Agreement shall not be modified by any of the Parties by oral representation made before or after execution of this Agreement. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by all of the Parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver. The provisions of this Agreement are separate and divisible, and if any of those provisions or portions thereof are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remain provisions, or portions thereof, shall not be affected thereby and they shall remain in full force.

18.	Representations and Warranty of Authority and Consents.

Each of the Parties to this Agreement represents and warrants to the other that all due action has been taken to authorize the signature of this Agreement by the undersigned Parties, and each of the Parties hereby warrants that each person signing on behalf of an entity has all necessary and legal authority to bind such entity to this Agreement and to make enter into all covenants set forth in this Agreement. Each person signing below herby agrees to indemnify, defend and hold the other party harmless if he or she does not have such authority.

19.	Opportunity for Sharp to Have Independent Advice of Counsel.

Sharp acknowledges that he has had the opportunity to review the terms of this Agreement with an attorney of his choosing, David J. Harter, that he is fully informed as to the terms and conditions set forth herein, understands them and agrees to them. Sharp hereby waives any defense to the enforcement of this Agreement that he was not represented by counselor did not have the opportunity to confer with counsel regarding the meaning and consequences of the terms of this Agreement.

20.	All Parties Understand Obligations of Agreement and Represented by Counsel.

Each of the Parties acknowledges that they have read and understand this Agreement and that they have had the opportunity to be represented by counsel of their own choice in the negotiation leading up to the execution of this Agreement. Each of the Parties acknowledge that they are entering into this Agreement voluntarily, of their own free will and that they are not under duress or entering into this Agreement as a result of any pressure or threat by any person or other party. Each of the Parties warrants that no promise or inducement has been offered to him or it except as set forth herein. This Agreement is executed without reliance upon any statement or representation by the person or Parties released, or their representatives.

21.	Interpretation and Venue.

This Agreement shall be interpreted according to the laws of the State of California. In the event that a proceeding is filed to enforce the terms of this Agreement, jurisdiction and venue are within that of the Los Angeles Superior Court, Central Civil District.

22.	Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In addition, a faxed or electronic signature shall be binding as though it were an original.

DATED: June 2, 2010	“SHARP” By: /S/ George Sharp

DATED: June 2, 2010	“YASHENG” YASHENG ECO-TRADECORPORATION By: /S/
Yossi Attia, Its Chief Executive Officer

APPROVED AS TO FORM:

DATED: June 2, 2010	Law Offices of David J. Harter, APC By: /S/ David J. Harter, Attorney for George A. Sharp

DATED: June 2, 2010	Law Offices of Michael Goch, A P.C. By: /S/ Michael Goch, Attorney for Yasheng Eco-Trade Corporation

CIV-110

ATTORNEY OR PARTY WITHOUT ATTORNEY (Name, State Bar number, and address):	FOR COURT USE ONLY
GEORGE A. SHARP 7660 Fay Avenue, Suite H122 La Jolla, CA 92037 TELEPHONE NO.: 310-498-4455 FAX NO. (Optional): 619-446-6717 E-MAIL ADDRESS (Optional): ATTORNEY FOR (Name): Plaintiff in Propria Persona	
SUPERIOR COURT OF CALIFORNIA, COUNTY OF LOS ANGELES STREET ADDRESS: 111 North Hill Street MAILING ADDRESS: same CITY AND ZIP CODE: Los Angeles, CA 90012 BRANCH NAME: CENTRAL DISTRICT	
PLAINTIFF/PETITIONER: GEORGE A. SHARP DEFENDANT/RESPONDENT: YASHENG ECO-TRADE CORPORATION; etc.	
REQUEST FOR DISMISSAL [ ] **Personal Injury, Property Damage, or Wrongful Death** [ ] **Motor Vehicle** [ ] **Other** [ ] **Family Law** [ ] **Eminent Domain** [x] **Other *(specify)*:** Securities Fraud	CASE NUMBER: BC 434061

- A conformed copy will not be returned by the clerk unless a method of return is provided with the document. -

1. TO THE CLERK: Please **dismiss** this action as follows:
   a. (1) [x] With prejudice (2) [ ] Without prejudice
   b. (1) [x] Complaint (2) [ ] Petition
   (3) [ ] Cross-complaint filed by *(name)*: on *(date)*:
   (4) [ ] Cross-complaint filed by *(name)*: on *(date)*:
   (5) [ ] Entire action of all parties and all causes of action
   (6) [ ] Other *(specify)*:*

2. *(Complete in all cases except family law cases.)*
   [ ] Court fees and costs were waived for a party in this case. *(This information may be obtained from the clerk. If this box is checked, the declaration on the back of this form must be completed).*

Date:

GEORGE A. SHARP

(TYPE OR PRINT NAME OF [ ] ATTORNEY [x] PARTY WITHOUT ATTORNEY)

(SIGNATURE)

Attorney or party without attorney for: George A. Sharp, In Propria Persona
[x] Plaintiff/Petitioner [ ] Defendant/Respondent
[ ] Cross - complainant

*If dismissal requested is of specified parties only of specified causes of action only, or of specified cross-complaints only, so state and identify the parties, causes of action, or cross-complaints to be dismissed.

3. **TO THE CLERK: Consent to the above dismissal is hereby given.****
   Date:

(TYPE OR PRINT NAME OF [ ] ATTORNEY [ ] PARTY WITHOUT ATTORNEY)

(SIGNATURE)

Attorney or party without attorney for:
[ ] Plaintiff/Petitioner [ ] Defendant/Respondent
[ ] Cross - Complainant

** If a cross-complaint – or Response (Family Law) seeking affirmative relief – is on file, the attorney for cross-complainant (respondent) must sign this consent if required by Code of Civil Procedure section 581 (i) or (j).

(To be completed by clerk)

4. [ ] Dismissal entered as requested on *(date)*:
5. [ ] Dismissal entered on *(date)*: as to only *(name)*:
6. [ ] Dismissal **not** entered as requested for the following reasons *(specify)*:

7. a. [ ] Attorney or party without attorney notified on *(date)*:
   b. [ ] Attorney or party without attorney not notified. Filing party failed to provide
   [ ] a copy to be conformed [ ] means to return conformed copy

Date: Clerk, by ______________________, Deputy

Page 1 of 2

Form Adopted for Mandatory use
Judicial Council of California
CIV-110 [Rev. July 1, 2009]

REQUEST FOR DISMISSAL

Legal Solutions Plus

Code of Civil Procedure, § 581 et seq.; Gov. Code, § 68637(c); Cal. Rules of Court, rule 3.1390

CIV-110

PLAINTIFF/PETITIONER: GEORGE A. SHARP DEFENDANT/RESPONDENT: YASHENG ECO-TRADE CORPORATION; etc.	CASE NUMBER: BC 434061

Declaration Concerning Waived Court Fees

The court has a statutory lien for waived fees and costs on any recovery of $10,000 or more in value by settlement, compromise, arbitration award, mediation settlement, or other recovery. The court's lien must be paid before the court will dismiss the case.

1. The court waived fees and costs in this action for *(name):*

2. The person in item 1 *(check one):*
   a. ☐ is not recovering anything of value by this action.
   b. ☐ is recovering less than $10,000 in value by this action.
   c. ☐ is recovering $10,000 or more in value by this action. *(If item 2c is checked, item 3 must be completed.)*

3. ☐ All court fees and costs that were waived in this action have been paid to the court *(check one):* ☐ Yes ☐ No

I declare under penalty of perjury under the laws of the State of California that the information above is true and correct.

Date: ______________________________

______________________________ ▶ ______________________________

(TYPE OR PRINT NAME OF ☐ ATTORNEY ☐ PARTY MAKING DECLARATION) (SIGNATURE)

CIV-110 [Rev. July 1, 2009] REQUEST FOR DISMISSAL Page 2 of 2